                                   EXHIBIT 10.23

                              STOCK OPTION AGREEMENT
                                     (INSIDER)

MEMORANDUM OF AGREEMENT made as of the 24th day of April, 1995

BETWEEN:

        SUMMO MINERALS CORPORATION, a body corporate, duly incorporated under the laws of British Columbia, and having its head office at 860 - 625 Howe
        Street, Vancouver, British Columbia, V6C 2T6

        (hereinafter called the "Company")

                                                             OF THE FIRST PART

AND:

        J. DOUGLAS LITTLE, of 4810 Puget Dr.
        Vancouver, B.C. V6L 2W3

        (hereinafter called the "Optionee")

                                                             OF THE SECOND PART



    WHEREAS the Optionee is an Insider of the Company.



    AND WHEREAS the Company wishes to maintain the continued services of and to provide incentive to the Optionee and to this end is desirous of granting to the Optionee an option to purchase shares in the capital of the Company subject to the terms and conditions hereinafter contained.

NOW THEREFORE THIS AGREEMENT WITNESSETH:

DEFINITION

1. In this Agreement the term "share" or "shares" means, as the case may be, one or more common shares without par value in the capital stock of the Company as constituted at the date of this Agreement.

GRANTING OF OPTION

2. The Company hereby irrevocably grants to the Optionee, being an Insider of the Company, a non-assignable, non-transferable option to purchase 40,000 shares in the capital stock of the Company (hereinafter called the "Option") at $1.20 per share (the "Option Price") on the terms and conditions hereinafter set forth.

EXERCISE OF OPTION

3. The Option, may be exercised by the Optionee over a period of five (5) years until April 24, 2000, by notice in writing to the Company to that effect. Any such notice given to the Company (an "Exercise Notice") shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by a cheque drawn on a Canadian chartered bank in favour of the Company in full payment of the Option Price for the number of shares then being purchased.

DELIVER OF SHARE CERTIFICATE

4. The Company shall, within five business days after receipt of the Exercise Notice deliver to the Optionee a share certificate representing the number of shares with respect to which the Option is exercised and issued as of the date of the Exercise Notice.

5. An Exercise Notice shall be deemed to have been given, if delivered, on the date of delivery or if mailed, on the date of mailing. A mailed Exercise Notice shall be sent by prepaid registered mail addressed to the Company at its Vancouver address.

OPTION ONLY

6. Nothing herein contained or done pursuant hereto shall obligate the Optionee to purchase and/or pay for any shares of the Company, except those shares in respect of which the Optionee shall have exercised all or any part of the Option granted hereunder.

7. The Optionee shall have no rights whatsoever as a shareholder in respect to any of the shares optioned hereunder other than in respect of optioned shares upon which the Optionee shall have exercised all or any part of the Option granted hereunder and which shall have been taken up and paid for in full.

APPROVAL

8. The Option granted hereunder is subject to approval by ordinary resolution of the members of the Company entitled to vote at a general meeting of the Company, passed prior to the exercise of the Option or any part thereof.

FILING WITH REGULATORY AUTHORITIES

9. This Agreement may be required to be filed with some or all of the Superintendent of Brokers for the Province of British Columbia and the Vancouver Stock Exchange ("VSE") (collectively the "Regulatory Authorities") and the Optionee hereby agrees to be bound by any modification of the terms and conditions of the Option as may be required by the said Regulatory Authorities.

10. A Declaration of Stock Option Position as attached hereto as "Schedule A" to this Agreement, is required by the VSE and the Option hereby agrees to be bound by any modification of the terms and conditions of the Option as may be required by the said Regulatory Authorities.

CAPITAL REORGANIZATION

11. In the event the authorized capital of the Company as presently constituted is consolidated into a lessor number of shares or subdivided into a greater number of shares, the number of shares in respect of which the Option remains unexercised shall be decreased or increased proportionately as the case may be, and the then prevailing purchase price to be paid by the Optionee for each such share shall be correspondingly decreased or increased as applicable. In the event the Company shall determine to amalgamate or merge with any other company or companies (and the right to do so is hereby expressly reserved) whether by way of statutory amalgamation, sale of its assets and undertaking, or otherwise howsoever, then and in each such event the number of shares in the corporation resulting from such amalgamation or merger in respect of which the Option remains unexercised shall be such number of shares in that corporation as would have been acquired by the Optionee pursuant to the amalgamation or merger had the Option been fully exercised immediately prior to the date of such amalgamation or merger and the then prevailing purchase price of the shares to be paid by the Optionee shall be correspondingly decreased or increased as applicable.

TERMINATION OF OPTION

12. The Option is not assignable or transferable and shall terminate on the 30th day following the date upon which the Optionee ceases to be an Insider of the Company; provided, however, that if such cessation is due to the death of the Optionee, the personal representative of the Optionee shall have the right to exercise any unexercised part of the Option for a period of one year following the date of death of the Optionee.

AMENDMENT OF MATERIAL TERMS

13. Any amendment to the Option is subject to approval by ordinary resolution of the members of the Company entitled to vote at a general meeting of the Company.

TIME OF THE ESSENCE

14. Time shall be of the essence of this Agreement.

SUCCESSORS

15. This Agreement shall enure to the benefit of and be binding upon the heirs, executors and administrators of the Optionee and the successors of the Company.

IN WITNESS WHEREOF the parties hereto have caused these presents to be executed as at the day and year first above written.

The Corporate Seal of SUMMO           )
MINERALS CORPORATION was              )
hereunto affixed in the               )
presence of:                          )
                                      )
                                      )              C/S
/s/ [Illegible]                       )
----------------------------          )
Authorized Signatory                  )
                                      )
                                      )
/s/ [Illegible]                       )
----------------------------          )
Authorized Signatory                  )



SIGNED, SEALED AND DELIVERED          )
by the Optionee in the presence of:   )
                                      )
Name: /s/ Gail Sharp                  )      /s/ J. Douglas Little
      -----------------------------   )      ----------------------------
                                      )      J. DOUGLAS LITTLE
Address: 1002-1460 Barclay            )
         --------------------------   )
         Vancouver B.C.               )
         --------------------------   )
                                      )
Occupation: Secretary                 )
            -----------------------   )

                                  SCHEDULE "A"

                   DECLARATION OF STOCK OPTION POSITION
                   THIS FORM FOR COMPLETION BY OPTIONEE

RE:
    --------------------------------------------------
               (Name of Company)

RE:                     incentive stock options in
    -------------------                            ----------------------
      (No. of options)                                    (Company)

I, _____________________, HEREBY CERTIFY that the aforesaid non-transferable options have been granted to me in compliance with the requirements of the V.S.E. Policy 23: and more particularly that at the time of grant, I was not aware of any change in the affairs of the Company which might have affected the trading price and had not been disclosed to the public. If the company is classified as a Venture Company as of the date of this declaration, I confirm that I have not been granted a stock option in the said Company within 2 years of the date of grant of the above-stated options.

I HEREBY FURTHER CERTIFY (complete either Part I or Part II as applicable):

                                     PART I
THAT I have not be granted any director or employee incentive share options by any other listed companies.

DATED the       day of                , 19  . SIGNATURE:
          -----        --------------     --             -------------------

                                     PART II

THAT I hold as of the date of this Declaration existing incentive share options which have been granted to me by the above named company or other listed companies as follows:

                                                                  Outstanding
Name of                 No. of                Date of             Balance as
Listed                  Shares                Exercise            at Date of
Co.                     Optioned              Grant               Certificate


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(Complete on separate sheet if insufficient space)

DATED the       day of                , 19  . SIGNATURE:
          -----        --------------     --             -------------------

                           STOCK OPTION AGREEMENT
                                 (INSIDER)


MEMORANDUM OF AGREEMENT made as of the 24th day of April, 1995


BETWEEN:

    SUMMO MINERALS CORPORATION, a body corporate, duly incorporated under the laws of British Columbia, and having its head office at 860 - 625 Howe
    Street, Vancouver, British Columbia, V6C 2T6

    (hereinafter called the "Company")

                                                            OF THE FIRST PART

AND:

    ROBERT A. PRESCOTT, of 1100 - 1776 Lincoln St.
    Denver, Colorado, 80203, USA

    (hereinafter called the "Optionee")

                                                            OF THE SECOND PART

    WHEREAS the Option is an Insider of the Company.

    AND WHEREAS the Company wishes to maintain the continued services of and to provide incentive to the Optionee and to this end is desirous of granting to the Optionee an option to purchase shares in the capital of the Company subject to the terms and conditions hereinafter contained.

NOW THEREFORE THIS AGREEMENT WITNESSETH:

DEFINITION

1. In this Agreement the term "share" or "shares" means, as the case may be, one or more communion shares without par value in the capital stock of the Company as constituted at the date of this Agreement.

GRANTING OF OPTION

2. The Company hereby irrevocably grants to the Optionee, being an Insider of the Company, a non-assignable, non-transferable option to purchase 100,000 shares in the capital stock of the Company (hereinafter called the "Option") at $1.20 per share (the "Option Price") on the terms and conditions hereinafter set forth.

EXERCISE OF OPTION

3. The Option, may be exercised by the Optionee over a period of five (5) years until April 24, 2000, by notice in writing to the Company to that effect. Any such notice given to the Company (an "Exercise Notice") shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by a cheque drawn on a Canadian chartered bank in favor of the Company in full payment of the Option
    Price for the number of shares then being purchased.

DELIVER OF SHARE CERTIFICATE

4. The Company shall, within five business days after receipt of the Exercise Notice deliver to the Optionee: a share certificate representing the number of shares with respect to which the Option is exercised and issued as of the date of the Exercise Notice.

5. An Exercise Notice shall be deemed to have been given, if delivered, on the date of delivery, or if mailed, on the date of mailing. A mailed Exercise Notice shall be sent by prepaid registered mail addressed to the Company at its Vancouver address.

OPTION ONLY

6. Nothing herein contained or done pursuant hereto shall obligate the Optionee to purchase and/or pay for any shares of the Company, except those shares in respect of which the Optionee shall have exercised all or any part of the Option granted hereunder.

7. The Optionee shall have no rights whatsoever as a shareholder in respect to any of the shares optioned hereunder other than in respect of optioned shares upon which the Optionee shall Lave exercised all or any part of the Option granted hereunder and which shall have been taken up and paid for in full.

APPROVAL

8. The Option granted hereunder is subject to approval by ordinary resolution of the members of the Company entitled to vote at a general meeting of the Company, passed prior to the exercise of the Option or any part thereof.

FILING WITH REGULATORY AUTHORITIES

9. This Agreement may be required to be filed with some or all of the Superintendent of Brokers for the Province of British Columbia and the Vancouver Stock Exchange ("VSE") (collectively the "Regulatory Authorities") and the Option hereby agrees to be bound by any modification of the terms and conditions of the Option as may required by the said Regulatory Authorities.

10. A Declaration of Stock Option Position as attached hereto as "Schedule A" to this Agreement, is required by the VSE and the Optionee hereby agrees to be bound by any modification of the terms and conditions of the Option as may be required by the said Regulatory Authorities.

CAPITAL REORGANIZATION

11. In the event the authorized capital of the Company as presently constituted is consolidated into a lessor number of shares or subdivided into a greater number of shares, the number of shares in respect of which the Option remains unexercised shall be decreased or increased proportionately as the case may be, and the then prevailing purchase price to be paid by the Optionee for each such share shall be correspondingly decreased or increased as applicable. In the event the Company shall determine to amalgamate or merge with any other company or companies (and the right to do so is hereby expressly reserved) whether by way of statutory amalgamation, sale of its assets and undertaking, or otherwise howsoever, then and in each such event the number of shares in the corporation resulting from such amalgamation or merger in respect of which the Option remains unexercised shall be such number of shares in that corporation as would have been acquired by the Optionee pursuant to the amalgamation or merger had the Option been fully exercised immediately prior to the date of such amalgamation or merger and the then prevailing purchase price of the shares to be paid by the Optionee shall be correspondingly decreased or increased as applicable.

TERMINATION OF OPTION

12. The Option is not assignable or transferable and shall terminate on the 30th day following the date upon which the Optionee ceases to be an Insider of the Company; provided, however, that if such cessation is due to the death of the Optionee, the personal representative of the Optionee shall have the right to exercise any unexercised part of the Option for a period of one year following the date of death of the Optionee.

AMENDMENT OF MATERIAL TERMS

13. Any amendment to the Option is subject to approval by ordinary resolution of the members of the Company entitled to vote at a general meeting of the Company.

TIME OF THE ESSENCE

14. Time shall be of the essence of this Agreement.

SUCCESSORS

15. This Agreement shall enure to the benefit of and be binding upon the heirs, executors and administrators of the Optionee and the successors of the Company.

IN WITNESS WHEREOF the parties hereto have caused these presents to be executed as at the day and year first above written.

The Corporate Seal of SUMMO           )
MINERALS CORPORATION was              )
hereunto affixed in                   )
presence of:                          )
                                      )
                                      )              C/S
/s/ [Illegible]                       )
----------------------------          )
Authorized Signatory                  )
                                      )
                                      )
/s/ [Illegible]                       )
----------------------------          )
Authorized Signatory                  )



SIGNED, SEALED AND DELIVERED          )
by the Optionee in the presence of:   )
                                      )
Name: /s/ Judith L. Prescott          )      /s/ Robert A. Prescott
      -----------------------------   )      ----------------------------
                                      )      ROBERT A. PRESCOTT
Address: 1587 Bermuda Dunes           )
         --------------------------   )
         Boulder City, Nevada         )
         --------------------------   )
                                      )
Occupation: Housewife                 )
            -----------------------   )

                                SCHEDULE"A"


                    DECLARATION OF STOCK OPTION POSITION
                    THIS FORM FOR COMPLETION BY OPTIONEE

RE:
    --------------------------------------------------
               (Name of Company)

RE:                     incentive stock options in
    -------------------                            ----------------------
      (No. of options)                                    (Company)

I, ___________________, HEREBY CERTIFY that the aforesaid non-transferable options have been granted to me in compliance with the requirements of the V.S.E. Policy 23: and more particularly that at the time of grant, I was not aware of any change in the affairs of the Company which might have affected the trading price and had not been disclosed to the public. If the company is classified as a Venture Company as of the date of this declaration, I confirm that I have not been granted a stock option in the said Company within 2 years of the date of grant of the above-stated options.

I HEREBY FURTHER CERTIFY (complete either Part I or Part II as applicable):

                                   PART I

THAT I have not been granted any director or employee incentive share options by any other listed companies.

DATED the       day of                , 19  . SIGNATURE:
          -----        --------------     --             -------------------

                                  PART II

THAT I hold as of the date of this Declaration existing incentive share options which have been granted to me by the above named company or other listed companies as follows:


                                                                  Outstanding
Name of                 No. of                Date of             Balance as
Listed                  Shares                Exercise            at Date of
Co.                     Optioned              Grant               Certificate


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(Complete on separate sheet if insufficient space)

DATED the       day of                , 19  . SIGNATURE:
          -----        --------------     --             -------------------